UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2011 hhgregg, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-33600

Delaware	20-8819207
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4151 East 96th Street

Indianapolis, Indiana 46240

(Address of principal executive offices, including zip code)

(317) 848-8710

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

On August 2, 2011, hhgregg, Inc. (the “Registrant”) held its Annual Meeting of Stockholders. Set forth below are the matters submitted by the Board of Directors to a vote of stockholders at this meeting and the final results of the voting on each proposal.

1.	Election of Directors. The following individuals were elected to serve on the Registrant’s Board of Directors until the next annual meeting of stockholders or until their respective successors are elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Lawrence P. Castellani	30,602,588	346,295	3,169,393
Benjamin D. Geiger	30,559,042	389,841	3,169,393
Catherine A. Langham	30,582,092	366,791	3,169,393
Dennis L. May	30,584,598	364,285	3,169,393
John M. Roth	29,712,787	1,236,096	3,169,393
Charles P. Rullman	29,752,554	1,196,329	3,169,393
Michael L. Smith	30,604,227	344,656	3,169,393
Peter M. Starrett	30,604,290	344,593	3,169,393
Jerry W. Throgmartin	30,550,421	398,462	3,169,393
Kathleen C. Tierney	30,603,268	345,615	3,169,393
Darrell E. Zink	30,585,613	363,270	3,169,393

2.	Advisory Vote on Compensation of Named Executive Officers. The compensation of the Registrant’s named executive officers was approved by a non-binding advisory vote based upon the following votes:

For	Against	Withheld	Broker Non-Votes
30,705,111	234,962	8,810	3,169,393

3.	Advisory Vote on the Frequency of Stockholder Advisory Votes on the Compensation of the Company’s Named Executive Officers. Stockholders recommended by a non-binding advisory vote for a triennial period for holding advisory votes on the compensation of the Registrant’s named executive officers:

3 Years	2 Years	1 Year	Withheld	Broker Non-Votes
20,706,347	117,904	10,114,243	10,389	3,169,393

4.	Ratification of Appointment of Independent Registered Public Accountants. The appointment of KPMG LLP as the Registrant’s independent registered public accountants for the fiscal year ended March 31, 2012, was ratified based on the following votes:

For	Against	Withheld
33,695,994	397,073	25,209

Consistent with the recommendation of the Board of Directors and the outcome of the non-binding advisory vote of the stockholders on the frequency of an advisory vote on executive compensation, the Registrant has determined it will include a non-binding advisory stockholder vote on the compensation of the Registrant’s named executive officers in its proxy materials every three years until the next required vote on the frequency of stockholder votes on the compensation of named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

hhgregg, Inc.

Date: August 5, 2011	By:	/s/ Jeremy J. Aguilar
Jeremy J. Aguilar
Chief Financial Officer